                                                                    EXHIBIT 31.1

              CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

               SECURITIES AND EXCHANGE ACT RULES 13a-14 AND 15d-14

      AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Lee Cole, certify that:

1. I have reviewed  this  quarterly  report on form 10-QSB/A of Electronic  Game

Card, Inc.,

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report.

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial condition,  results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report.

4. The small business  issuer's other certifying  officers and I are responsible for establishing and maintaining  disclosure controls and procedures (as defined in exchange act rules  13a-15(e) and 15d-15(e) for the small business issuer and have:

a) designed such disclosure  controls and procedures,  or caused such disclosure controls and  procedures to be designed  under our  supervision,  to ensure that material  information  relating  to the small  business  issuer,  including  its consolidated subsidiaries,  is made known to us by others within those entities,

particularly during the period in which this report is being prepared;

b)  evaluated  the  effectiveness  of the  small  business  issuer's  disclosure controls and procedures and presented in this report our  conclusions  about the effectiveness  of the disclosure  controls and procedures,  as of the end of the period covered by this report on such evaluation; and

c) disclosed in this report any change in the small business  issuer's  internal control  over  financial  reporting  that  occurred  during  the small  business issuer's most recent fiscal quarter (the small business  issuer's  fourth fiscal quarter in the case of an annual  report) that has  materially  affected,  or is reasonably  likely to materially  affect,  the small business  issuer's internal control over financial reporting; and

5. The small business  issuer's other certifying  officers and I have disclosed,

based  on  our  most  recent  evaluation  of  internal  control  over  financial reporting,  to the small business  issuer's  auditors and the audit committee of small business issuer's board of directors (or persons performing the equivalent functions):

a) all  significant  deficiencies  and  material  weaknesses  in the  design  or operation of internal  control over  financial  reporting  which are  reasonably likely to  adversely  affect  the small  business  issuer's  ability  to record,

process, summarize and report financial information; and

b) any  fraud,  whether  or not  material,  that  involves  management  or other employees who have a significant  role in the small business  issuer's  internal control over financial reporting.

6. The  registrant's  other  certifying  officers  and I have  indicated in this quarterly  report  whether or not there  were  significant  changes in  internal controls or in other factors that could  significantly  affect internal controls subsequent to the date of my most recent  evaluation,  including any  corrective actions with regard to significant deficiencies and material weaknesses.

February 3, 2006

/S/ LEE COLE

-------------------------------

    LEE COLE

    ACTING PRESIDENT AND ACTING

    CHIEF EXECUTIVE OFFICER